Supplement dated September 25, 2023
to the Prospectus and Summary Prospectus of each of the following funds:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Bond Fund	9/1/2023
Columbia Intermediate Duration Municipal Bond Fund	3/1/2023
Columbia Massachusetts Intermediate Municipal Bond Fund	3/1/2023
Columbia New York Intermediate Municipal Bond Fund	3/1/2023
In September 2023, the Board of Trustees of Columbia Bond Fund, Columbia Intermediate Duration Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund and Columbia New York Intermediate Municipal Bond Fund (each, a Fund, and collectively, the Funds) approved each Fund's Class V liquidation on December 8, 2023 (the Liquidation Date).
Effective at start of business on December 11, 2023, all references to Class V shares are hereby deleted from each Fund's Prospectus and Summary Prospectus.
Effective at the open of business on November 27, 2023, Class V shares of the Funds will be closed to new and existing investors. In the event that an order to purchase Class V shares is received by a Fund or its transfer agent after November 27, 2023, that order will be refused by a Fund or its transfer agent and any money that a Fund or its transfer agent received with the order will be returned to the investor, account or financial intermediary, as appropriate, without interest.
Shareholders who hold Funds' Class V shares through a retirement plan or account (such as a 401(k) plan or individual retirement account) and who receive a distribution of liquidation proceeds will be subject to taxes and, if under 59½ years of age, applicable early withdrawal penalties, unless the distribution proceeds are reinvested as a rollover in an eligible retirement plan or account within 60 days after the proceeds are received. Investors with a Columbia IRA, SEP IRA, SIMPLE IRA, Roth IRA or Coverdell Education Savings Account with UMB Bank as custodian must act on their account(s) prior to the Liquidation Date. Investors holding Class V shares in these accounts who do not act prior to the Liquidation Date, will be automatically exchanged to Class A of Columbia Government Money Market Fund. Investors choosing to liquidate their retirement account prior to the liquidation date by completing an IRA Distribution Form or calling the Transfer Agent may have the $20 annual participant fee taken from the liquidation proceeds.
Shareholders should retain this Supplement for future reference.
SUP000_00_135_(09/23)